UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 11, 2009.

LMIC, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.:

Delaware	84-1209978
(State of Incorporation)	(I.R.S. Employer Identification No.)

744 Park Avenue, Suite #1, Cranston , RI	02910
(Address Of Principal Executive Offices)	(ZIP Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (401) 941-0223

TABLE OF CONTENTS

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

LMIC, Inc., a Delaware corporation, is sometimes referred to herein as “we”, “us”, “our”, “Company” and the “Registrant”. The Company was incorporated on December 30, 1999 in Delaware. The Company became public on or about July 17, 2003 via a reverse triangular merger with Linsang Acquisition Corp., AKA Linsang MergerCo, “LAC”, a wholly owned constituent subsidiary of Cheshire Distributors, Inc., “Cheshire”, a public Delaware corporation FKA Pacific Development Corporation, and Linsang Manufacturing, Inc., “LMI”, a Delaware constituent Corporation. LAC merged with and in to Linsang Manufacturing, (“the Merger”).Subsequently,Linsang Manufacturing, Inc. became a wholly owned subsidiary of Cheshire Distributors, Inc. and Cheshire changed its name to LMIC, Inc. The Company has been delinquent in filing its periodic reports under the Exchange Act since September 30, 2004 due to the bankruptcy discussed below. The Registrant is filing this report on Form 8-K and plans to file past due annual reports on Form 10-K for the years ended December 31, 2004 through December 31, 2008, and every Form 10-Q from the period beginning March 31, 2005 through the current period for the purpose of becoming current under our Securities Exchange Act of 1934 reporting and disclosure obligations. In addition, the Company will shortly be filing with the State of Delaware past due annual franchise tax reports and procure a restoration, renewal and revival of its corporate charter.

On May 6, 2005, the Registrant filed a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court, Southern District of New York, case no. 05-13274 and subsequently converted to Chapter 7 on June 30, 2005. The Company's assets were transferred to a United States Trustee and the Company terminated its business operations. The Bankruptcy Trustee had disposed of substantially all the assets of the Company. On February 23, 2009, the Trustee for LMIC, Inc. in proceedings under Chapter 7 of US Bankruptcy Code filed a notice of motion for the sale of the Company’s corporate entity through the sale of 80,000,000 restricted shares of the Company’s authorized yet unissued common stock to Moorpark Limited, LLC, a Rhode Island Limited Liability Company.

On March 31, 2009 pursuant to 11 USC Section 363, a judgment order was issued allowing  the Trustee to sell and transfer all of his  right, title and interest in and to eighty million shares of the restricted common stock of  LMIC, Inc. to Moorpark Limited, LLC. In addition, the federal court order allows Moorpark to file any and all documents with the SEC that may be required to bring the Registrant in to good standing. On April 7, 2009, the Trustee sold 80,000,000 shares of restricted common voting stock to Moorpark Limited, LLC in certificated form. On April 16, 2009, the Trustee abandoned all of his rights and interest in the corporate charter and bylaws of the Registrant.  The Order authorizing and approving the Sale of LMIC, Inc. is attached as exhibit 2.1 to this Form 8-K.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On May 6, 2005, the Registrant filed a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court, Southern District of New York, case no. 05-13274 and subsequently converted to Chapter 7 on June 30, 2005. The Company's assets were transferred to a United States Trustee and the Company terminated its business operations. The Bankruptcy Trustee had disposed of substantially all the assets of the Company. On February 23, 2009, the Trustee for LMIC, Inc. in proceedings under Chapter 7 of US Bankruptcy Code filed a notice of motion for the sale of the Company’s corporate entity through the sale of 80,000,000 restricted shares of the Company’s authorized yet unissued common stock to Moorpark Limited, LLC.

On March 31, 2009 pursuant to 11 USC Section 363, a judgment order was issued allowing  the Trustee to sell and transfer all of his  right, title and interest in and to eighty million shares of the restricted common stock of  LMIC, Inc. to Moorpark Limited, LLC.   In addition, the federal court order allows Moorpark to file any and all documents with the SEC that may be required to bring the Registrant in to good standing. On April 7, 2009, the Trustee sold 80,000,000 shares of restricted common voting stock to Moorpark Limited,

LLC in certificated form. On April 16, 2009, the Trustee abandoned all of his rights and interest in the corporate charter and bylaws of the Registrant.

On June 9, 2009 the majority of shareholders voted at a board meeting to appoint a new Director.  In connection with the change in control of LMIC, Inc. on April 7, 2009, Scot  Scheer subsequently became our sole director and officer.

As of the date of this filing, Moorpark Limited, LLC has paid for the benefit of the Company a total of approximately $22,000 which monies have been applied towards purchasing the restricted stock of the Registrant and to pay expenses, including accounting fees, reinstatement fees, and legal and professional fees related to the preparation and filing of our past due reports under the Exchange Act. These filings are intended to permit us to again become current under the reporting requirements of the Exchange Act. While we are dependent upon limited interim payments made on behalf of the Company by Moorpark Limited, LLC to pay professional fees, we have no written finance agreement with Moorpark Limited, LLC to provide any continued funding.

The following table contains information regarding the shareholder ownership of the Company's director/executive officer and those persons or entities who beneficially own more than 5% of the Company's shares. At the date of this Form 8-K, we know of no other person or entity owning more that 5% of the Company's issued and outstanding shares.

Name	Voting Securities Beneficially owned	Percentage Owned(1)
Moorpark Limited, LLC 780 Reservoir Avenue, #123, Cranston, RI 02910	80,000,000	80.24%
All officers and directors (1 person)	-0-
(1) The percentage and ownership is based on 99,704,703 shares outstanding as of June 10, 2009.

Scot Scheer, 51, was appointed President and sole Director of LMIC, Inc. at a board meeting held on June 9, 2009 after the entry of a Court Order in the US Federal Bankruptcy Court Southern District of New York on March 31, 2009 authorizing the purchase of LMIC, Inc. by Moorpark Limited, LLC. Mr. Scheer has significant experience in managing various corporations. Mr. Scheer and other consultants will begin to search for a private company pursuant to a business combination.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Pursuant to conversion of the bankruptcy from Chapter 11 to Chapter 7 of the United States Bankruptcy Code, the former directors of the Company were deemed removed from office and the Court authorized the sale of the majority of the Company’s common stock to Moorpark Limited, LLC and subsequently Moorpark, as majority shareholder appointed  Scot Scheer to be the sole director of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) On May 11, 2009, SEC staff mailed notice to the Company stating that a letter dated September 20, 2005 was sent to the former President and Chief Operating Officer, Mr. Luis Negrete notifying the Company that the Registrant is not in compliance with its reporting requirements under Section 13(a) of the Securities Exchange Act of 1934 and if the deficiencies are not addressed within fifteen days from the date of the letter which did not occur, the Registrant may be subject to an administrative proceeding to revoke its registration under the Act. The company plans to file past due annual reports on Form 10-K for the years ended December 31, 2004 through December 31, 2008, and every Form 10-Q from the period beginning March 31, 2005 through the current period for the purpose of becoming current under our Securities Exchange Act of 1934 reporting and disclosure obligations. In addition, the Company will shortly be filing with the State of Delaware past due annual franchise tax reports and procure a restoration, renewal and revival of its corporate charter.

 (b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit	Desription
2.1	Order of Bankruptcy Court Approving Sale of LMIC corporate shell dated March 31, 2009 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Scot Scheer Scot Scheer President Date: June 11, 2009